T. Rowe Price Dynamic Global Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective October 16, 2024, Adam Marden will replace Quentin S. Fitzsimmons as a co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee. Mr. Marden joined T. Rowe Price in 2017.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 16, 2024, Adam Marden will replace Quentin S. Fitzsimmons, and will join Scott D. Solomon, as a co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee. Mr. Marden joined the Firm in 2017, and his investment experience dates from 2010. During the past five years, he has served as an associate portfolio manager and a portfolio manager (beginning in February 2023).

The date of this supplement is October 15, 2024.

F35-041 10/15/24